Exhibit 99.2
NBHC to Acquire Rock Canyon Bank Salt Lake City / Provo Region (c) Copyright Statement April 18, 2022 Further Accelerating Growth in Premier U.S. Markets

Forward-Looking Statements

NBH Bank Member FDIC

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to obtain regulatory approvals and meet other closing conditions to the mergers on the expected terms and schedule; delay in closing the mergers; difficulties and delays in integrating the NBHC, Community Bancorporation, and Bancshares of Jackson Hole Incorporated businesses or fully realizing cost savings and other benefits; business disruption following the proposed transactions; ability to execute our business strategy; business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; the effects of tax legislation, including the potential of future increases to prevailing tax rules, or challenges to our position; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services, including in the digital technology space our digital solution 2UniFi; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cybersecurity incident, data breach or a failure of a key information technology system; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

(c) Copyright Statement
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(c) Copyright Statement 3 About Non - GAAP Financial Measures Certain of the financial measures and ratios we present, including “tangible book value” and “tangible book value per share” metrics, ar e supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non - GAAP financial measures.” We consider the use of select non - GAAP financial measures and ratios to be useful for financia l and operational decision making and useful in evaluating period - to - period comparisons. We believe that these non - GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operat ing results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non - GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non - GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP an d you should not rely on non - GAAP financial measures alone as measures of our performance. The non - GAAP financial measures we present may differ from non - GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non - GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non - GAAP financial meas ure so that both measures and the individual components may be considered when analyzing our performance. The Company does not provide a reconciliation of forward - looking non - GAAP financial measures to its comparable GAAP financial measur es because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and the var iab ility, complexity and limited visibility of the adjusting items that would be excluded from the non - GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non - GAAP basis without preparing a GAAP analysis as that would require estima tes for various cash and non - cash reconciling items (including items such as expected credit losses, stock - based compensation, acquisition - and dispositi on - related expenses, and restructuring costs) that would be difficult to predict with reasonable accuracy. For example, future expectations for credit lo sses depend on a variety of factors including general economic conditions that make estimation on a GAAP basis impractical. Similarly, equity compensation expens e w ould be difficult to estimate because it depends on the Company’s future hiring and retention needs, as well as the future fair market value of the Company ’s common stock, all of which are difficult to predict and subject to constant change. It is also difficult to anticipate the need for or magnitude of a presently unfore see n one - time restructuring expenses. As a result, the Company does not believe that a GAAP reconciliation to forward - looking non - GAAP financial measures wo uld provide meaningful supplemental information about the Company’s forward - looking measures.

(c) Copyright Statement 4 Well Structured Transaction Drives Value (1) Based upon market data as of April 14, 2022. (2) TBVPS is based on Rock Canyon Bank’s financials as of December 31, 2021 and utilize NBHC projections.  ~88% stock / ~12% Cash Consideration (1)  Stock: Fixed Exchange Ratio of 0.2859x  Cash: $1.49 per share  Deal Value per Share: $12.55 per share Structure  Transaction Value of $136mm (1)  1.80x Price to Tangible Book Value per Share (2)  10.4x Price to 2023E Earnings per Share  6.7x Price to 2023E Earnings per Share with Synergies Pricing  Approved by both Boards of Directors  No NBHC shareholder approval required, Voting Agreements in place for RCB  Customary regulatory approval with closing expected in 2 nd half 2022 Timing & Approval Other  No change to NBHC Board of Directors  Local leadership to remain in place

Creating a Dominant Rocky Mountain Franchise

NBH Bank
Member FDIC

Attractive Financial Returns	▪ Strong EPS accretion of 13%, IRR of 35%, earnback of ~2.5 years, and 2023E pro forma ROATCE of 14% ▪ Enhances NBH's leading financial performance and growth profile with higher yielding loans, diversified fee income and low cost deposit base
Expansion into Fast-Growing Rocky Mountain Markets	▪ Accelerates NBH strategy of expansion in fast-growing and strategically important markets ▪ 5-year projected population growth in Salt Lake City, Provo and St. George is 7.0%, 8.5% and 8.7% respectively
Enhanced Growth Driven by Revenue Diversification	▪ Rock Canyon Bank ("RCB") operates a best-in class SBA program, which ranks #1 in Utah, adding scale and expertise to the pro forma franchise including 504, 504 refinance, and 7(a), FSA and USDA programs ▪ Will leverage best-in-class capabilities across our markets and within 2UniFi to deliver increased fee income
Seizing Opportunity in Difficult to Enter Markets	▪ Significant scarcity of opportunities to enter attractive markets efficiently and at-scale ▪ NBH gains a foothold across the attractive greater Wasatch Front, Utah area
Culturally Aligned with Consistent Risk Management	▪ Strong cultural fit through similar client centric models and community engagement ▪ Culture of stewardship has established robust and transferrable risk management practices across business lines
Attractive Deployment of Excess Capital	▪ Strong returns and capital levels with 13% estimated CET1 at close, 12% pro forma for RCB and BoJH ▪ Scale and synergies will enhance operating leverage with meaningful pro forma platform revenue enhancement opportunities
Low Risk Transaction	▪ Comprehensive due diligence completed with low risk loan portfolios and solid credit quality ▪ Combined company is an engine for accelerated growth and shareholder value creation

Note: Financial return metrics utilize NBHC financials as of March 31, 2022; Rock Canyon Bank financials as of December 31, 2021; street estimates for NBHC as of March 31, 2022 and assumes transaction close of September 30, 2022.

(c) Copyright Statement

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Attractive & Fast Growing Markets

NBH Bank
Member FDIC


Utah

2.1% Lowest Unemployment in Nation[(1)]

#3 Best state for business 2019[(2)]

#1 Best State for Entrepreneurs 2020[(2)]

#2 Fastest growing state from 2010-2021

- 5 of the top 10 Best-Performing Cities in America by the Milken Institute in 2021
- Utah Ranks #1 for State Pandemic Response by National Bureau of Economic Research
- Utah Ranked #1 in the Nation for GDP Growth per Forbes

Notable Employers

amazon, qualtrics XM, vivint., Delta, Goldman Sachs, Intermountain Healthcare


Greater Salt Lake / Provo, UT

32.1% Provo Population Growth from '10-'22

#1 Provo was the #1 Best-Performing City in 2021[(4)]

Median Household Income


$89,073
+23%
$72,465
Provo, UT
United States

Historical Population Growth ('10-'22)


32.1%
+23.8%
8.3%
Provo, UT
United States


Rock Canyon Bank
Bank of Jackson Hole
NBH Bank
Existing Markets
Expansion Market
Idaho
Wyoming
Utah
Colorado
Kansas
Missouri
New Mexico
Texas

(1) BLS February 2022
(2) Forbes
(3) U.S. Census, ranked by population growth
(4) Milken Institute
Source: S&P Capital IQ for all other data points

(c) Copyright Statement

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(c) Copyright Statement 7 Source: S&P Global Market Intelligence. As of December 31, 2021 Note : Excludes pro forma adjustments, with the exception of CET1 and Tier 1 Leverage. (1) Announced April 1, 2022. (dollars in millions) $7,214 $814 $9,627 4,513 494 6,003 Total Deposits 6,228 737 8,417 Total Loans 14.3% 105 85 Deposits / # of Banking Centers Scale Enhances the NBH Franchise Total Assets Pro Forma $1,599 1,452 121 996 (1) CET1 Tier 1 Leverage 10.4% 78 12.0% 9.0%

Diversified Balance Sheet Mix

NBH Bank
Member FDIC

Loans

National Bank Holdings Corporation	Bank of Jackson Hole (1)	rockcanyonbank	Pro Forma National Bank Holdings Corporation



1-4 Family
C&D
Consumer
15%
2%
0.4%
CRE
13%
54%
C&I
16%
OO-CRE

Total: $4,513mm
Yield on Loans(2): 4.09%



C&D
Consumer
C&I
0.4%
14%
10%
OO-CRE
6%
1-4 Family
28%
43%
CRE

Total: $996mm
Yield on Loans(2): 4.54%



C&D
Consumer
C&I
16%
0.2%
7%
OO-CRE
14%
1-4 Family
32%
31%
CRE

Total: $494mm
Yield on Loans(2): 7.04%



C&D
Consumer
1-4 Family
5%
0.4%
18%
43%
C&I
CRE
19%
14%
OO-CRE

Total: $6,003mm
Yield on Loans(2): 4.40% (+32bps(3))

Deposits



Retail and Jumbo Time CDs
14%
Non-Interest Bearing
40%
MMDA & Savings
37%
9%
Interest Checking

Deposits: $6,228mm
Cost of Deposits: 0.18%



Retail and Jumbo Time CDs
6%
Non-Interest Bearing
32%
MMDA & Savings
42%
20%
Interest Checking

Deposits: $1,452mm
Cost of Deposits: 0.12%



Retail and Jumbo Time CDs
12%
Non-Interest Bearing
39%
MMDA & Savings
46%
3%
Interest Checking

Deposits: $737mm
Cost of Deposits: 0.45%



Retail and Jumbo Time CDs
12%
Non-Interest Bearing
39%
MMDA & Savings
39%
10%
Interest Checking

Deposits: $8,417mm
Cost of Deposits: 0.19%

Source: S&P Global Market Intelligence. As of December 31, 2021
(1) Announced April 1, 2022.
(2) Loan yields exclude the impact of PPP.
(3) Based on MRY yields and excluding the impact of accretion from Non-PCD component of loan mark.

(c) Copyright Statement

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Deep SBA Expertise Drives Opportunity

NBH Bank Member FDIC

Overview

- Rock Canyon Bank ranks as #1 for SBA loans in Utah and is one of the top SBA lenders in the United States
- SBA team was formed in 2012 and is distinguished as a Preferred Lender by both the SBA and FSA
- Deep expertise in 7a, 504, USDA, and FSA loan programs
- Efficient and scalable infrastructure supports origination, servicing, and compliance that will serve as a solid foundation to leverage the NBH footprint and the build out of 2UniFi

#1 Utah SBA Producer [1]

Rank	Institution
1	NBH Bank / rockcanyonbank
1	rockcanyonbank
2	Cache Valley Bank
3	Glacier Bank
4	NBH Bank
5	Zions Bank

Awards [2], [3]

#1 SBA — Top Community Lender based on 7(a) Dollars Approved

#1 SBA — Most 7(a) Loan Dollars for Rural Businesses

#1 SBA — Top SBA 7(a) Partner Bank

- ✓ 2021: #2 Utah District Office bank lender by 7(a) loan amount
- ✓ 2Q21: #1 Utah District Office bank lender by 7(a) loan amount
- ✓ 1Q21: #1 Utah District Office bank lender by 7(a) loan amount
- ✓ 4Q20: #1 Utah District Office bank lender by 7(a) loan amount

Rock Canyon SBA Division [4]

25
Full-Time Associates

$173mm
2021 Total Loan Production

#1
Utah SBA Rank

Source: S&P Global Market Intelligence.
(1) Per NAGL database. Third Party 504 Originations as of 2/28/22
(2) Utah District Office 2020 and 2019 SBA Annual Report
(3) 2019 Colorado Lending Source Annual Meeting (via Transworld)
(4) Includes activity for SBA, FSA, and USDA programs

(c) Copyright Statement

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(c) Copyright Statement 10 Enhances Leading Financial Performance Source: S&P Global Market Intelligence. Transaction metrics based upon market data as of April 14, 2022, financial data MRQ a s a vailable. Note: Dual earnback calculation assumes 9/30 close for Bank of Jackson Hole (1) Pro forma returns in 2023, first full year post - closing (2) Announced April 1, 2022. $8.0B Pro Forma Assets $7.0B Pro Forma Deposits 72% Pro Forma Loans/Dep. 14.3% Pro Forma ROATCE (1) 1.32% Pro Forma ROAA (1) 13% Pro Forma CET1 P / TBV P / ’23 EPS With Synergies P / ’23 EPS 1.80x 6.7x 10.4x 13% 2023 EPS Accretion ~2.5 years TBVPS Earnback 35% Pro Forma IRR Deal Standalone Multiples Pro Forma Impact and Metrics Pro Forma including Bank of Jackson Hole (2) 25% 2023 EPS Accretion ~2.6 years TBVPS Earnback 12% Pro Forma CET1

(c) Copyright Statement 11 Conservative Transaction Assumptions (1) Based upon market data as of April 14, 2022 (2) Revenue enhancement quantified but excluded from pro forma analysis Cost Synergies 29% of 2023E NIX Loan Mark 1.83% of loans (23% PCD) Core Deposit Intangible 0.65% SOYD over 10 years Revenue Opportunities (2) • SBA Lending • Significant excess liquidity • Product suite cross - selling opportunities Consideration (1) $136mm Deal Value ~88% Stock / ~12% Cash Transaction Expense $9.0mm After - tax

(c) Copyright Statement 12 Attractive Deployment of Excess Capital Strong Financial Performance = Attractive Shareholder Returns Retaining Strong Capital = Optionality for Future Capital Deployment Internal Rate of Return Fully - synergized EPS Accretion 28% 25% Combined Institution is a Platform for Accelerated Growth and Greater Earnings Distribution Resulting in Pro Forma ’23E ROATCE of 16% NBH CET1 (%) Estimated Impact 14% 12% 12/31/2021 Estimated at Close Note: Pro Forma transaction metrics and returns analysis reflect Rock Canyon Bank and Bank of Jackson Hole.

(c) Copyright Statement 13 Comprehensive Due Diligence Completed Comprehensive Due Diligence • Credit Risk and Underwriting • Financial and Accounting • Regulatory • Compliance • Cultural Alignment • Internal Audit • Legal • Operational Risk • Technology • SBA operations • Human Resources 76% Total Exposure Reviewed 91% Commercial Loans >$500k Reviewed 1.83% Total Loan Mark Non - PCD = 1.41% PCD = 0.42% 74% Total Fundings Reviewed 100% Substandard Loans Reviewed Loan Credit Review Management Credit Review supplemented by extensive third - party due diligence on the loan portfolio

(c) Copyright Statement 14 Strategically Compelling Rocky Mountain Expansion Enhanced Growth Driven by Revenue Diversification Expansion into Fast - Growing Western Markets Culturally Aligned with Consistent Risk Management Attractive Financial Returns Low Risk Transaction Attractive Deployment of Excess Capital Seizing Opportunity in Difficult to Enter Markets Experienced Merger Partner and Strong Integration Teams:  Strong regulatory relationships  Completed 7 bank acquisitions since formation  Closed or consolidated 48 banking centers  Track record of exceeding projected cost savings

Thank you. (c) Copyright Statement